UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-1731

SOURCE CAPITAL, INC.
(Exact name of registrant as specified in charter)

11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA			90064
(Address of principal executive offices)			(Zip code)

J. RICHARD ATWOOD, 11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
(Name and address of agent for service)

Registrant’s telephone number, including area code:		310-473-0225

Date of fiscal year end:	DECEMBER 31

Date of reporting period:	JUNE 30, 2006

Item 1. Report to Stockholders

SOURCE CAPITAL, INC.

SEMIANNUAL REPORT

for the six months ended June 30, 2006

SUMMARY FINANCIAL INFORMATION

	Six months ended June 30, 2006		Year ended December 31, 2005
	Total Net Assets	Per Common Share	Total Net Assets	Per Common Share
Beginning of period	$619,973,031	$66.79	$581,728,644	$63.20
Net gain on investments, realized and unrealized	$3,365,667	$0.40	$76,810,042	$9.16
Net investment income	2,207,906	0.26	3,556,574	0.42
Dividends to Preferred shareholders	(2,363,054)	(0.28)	(4,726,109)	(0.56)
Distributions to Common shareholders	(16,965,328)	(2.00)	(45,901,288)	(5.47)
Proceeds from shares issued for distributions reinvested by shareholders	3,171,584	0.02	8,505,168	0.04
Net changes during period	$(10,583,225)	$(1.60)	$38,244,387	$3.59
End of period	$609,389,806	$65.19	$619,973,031	$66.79

	June 30, 2006	December 31, 2005	December 31, 2004
Common market price per share	$72.31	$73.75	$71.54
Common market premium to net asset value	10.9%	10.4%	13.2%
Preferred asset coverage	1,125%	1,145%	1,074%
Preferred liquidation preference per share	$27.50	$27.50	$27.50
Preferred market price per share	$31.70	$33.60	$34.75

DESCRIPTION OF THE COMPANY

Source Capital, Inc., is a major diversified, publicly traded investment company with total net assets approximating $609,000,000. Its investment portfolio includes a wide range of securities with primary emphasis on common stocks.

Source Capital has Common and Preferred shares outstanding, both of which are traded on The New York Stock Exchange. Each of the 1,969,212 outstanding Preferred shares has a prior claim of $27.50 on assets and $2.40 per year on income. The balance of the Company's assets and income are available to the 8,517,000 shares of Common Stock outstanding.

Source Capital's investment objective is to seek maximum total return for Common shareholders from both capital appreciation and investment income to the extent consistent with protection of invested capital and provision of sufficient income to meet the dividend requirements of Preferred shareholders.

Source Capital is not a mutual fund. Thus, it does not repurchase its own shares on demand and does not need to structure its portfolio securities to provide for possible redemptions. As a publicly traded investment company, Source Capital's Common and Preferred shares are bought and sold on The New York Stock Exchange, and the Company is not involved in the transaction.

Source Capital's investment approach emphasizes primarily equity and equity-related investments in seeking to achieve its growth objective for its Common shareholders. The desirability of equity versus fixed-income investments continues to be a subject of debate. Source Capital's position is that without assuming undue risk and recognizing the fixed claim of its Preferred Stock, properly selected stocks offer the better long-term opportunity for overall investment return as well as long-term protection from the large but uncertain threat of inflation. Source Capital's equity investments have been directed toward companies with highly liquid, relatively unleveraged balance sheets, and a demonstrated long-term ability to earn above-average returns on invested capital. Source Capital's equity investment portfolio is based on fundamental judgments of long-term returns attainable from income and appreciation in the securities of such companies and is not derived from overall economic forecasts or stock market predictions.

The Company has adopted a flexible distribution policy. This policy is designed to pay Common shareholders quarterly distributions at a rate that is substantially in excess of net investment income. The rate will be adjusted periodically in response to sustained changes in the net asset value, market conditions and changes to investment company regulations and tax laws. Only a portion of such distributions is paid from net investment income. The remainder is paid from any net realized capital gains and/or paid-in capital, as determined by each year's results. To the extent the Company realizes net long-term capital gains for any year in excess of the amounts distributed under the Company's distribution policy, such excess will be distributed to shareholders. All distributions are taxable to shareholders as dividend income or capital gain distributions since the Company has accumulated earnings and profits from prior years.

LETTER TO SHAREHOLDERS

TO OUR SHAREHOLDERS:

Source Capital's total net assets decreased from $664,904,366 to $609,389,806 during the second quarter. Net asset value per Common share amounted to $65.19 at June 30, 2006, compared with $71.91 at March 31, 2006, and $66.79 at year-end 2005. These changes in net asset value were net of cash distributions of $1.00 paid in both the first and second quarters.

Investment Results, 2006 First Half

For the six months ended June 30, 2006, the net asset value per share of Source Capital's Common Stock increased by 0.5%, as adjusted for reinvestment of distributions paid during the period, while total net assets rose 0.9%. These returns compare with a 6.3% increase in the Russell 2500 Index, a measure of small to medium capitalization stock performance. The foregoing changes were calculated on the basis of reinvesting all dividends and distributions.

Investment Results, 2006 Second Quarter

In the most recent quarter, Source Capital's net asset value per share of Common Stock decreased 8.0%, as adjusted for reinvestment of the $1.00 distribution paid during the period, while total net assets declined 7.1%, both on a reinvestment basis. In comparison, the Russell 2500 Index decreased 4.3% during the quarter, also on a reinvestment basis.

Distributions to Common Shareholders

A regular quarterly distribution of $1.00 per share was paid on June 15, 2006, to shareholders of record on May 26, 2006. Source Capital's distribution policy allows the Board of Directors to continue to consider changes in net asset value when establishing the quarterly distribution rate, but also provides the flexibility to consider other factors such as current market conditions and changes to investment company regulations and tax laws. It is the intention of the Board of Directors to continue paying quarterly distributions at a rate that is substantially in excess of net investment income as evidenced by the current annual distribution rate of $4.00.

Preferred Dividends

The regular Preferred dividend of $0.60 per share was paid on June 15, 2006, to shareholders of record on May 26, 2006. The changes in the Company's total net assets since year-end 2005 have resulted in changes in the Preferred shares' asset coverage from 1,145% at December 31, 2005 to 1,228% at March 31, 2006, and 1,125% at June 30, 2006. Net investment income provided Preferred dividend coverage of 107% for the second quarter and 93% for the six months, compared with 82% and 79% for the corresponding periods of 2005.

Market Price of Source Capital Shares

The market price of Source Capital Common Stock decreased from $73.75 to $72.31 during the first half of 2006. As this $1.44 decrease in market price was less than the $1.60 decline in the underlying net asset value, the market premium to net asset value of 10.4% at year-end 2005 increased to 10.9% at June 30, 2006. The market price of Source Capital Preferred Stock decreased to $31.70 at June 30, 2006, from $33.60 at year-end 2005.

Commentary

After huge stock market gains over the first four months of this year, especially in smaller and more speculative companies (Russell 2000 up 16% through May 5th market top, S&P 500 up 6%), there has been a dramatic retreat, as worries about economic slowdown, inflation, and Mid-East conflicts have eliminated all earlier gains (through late July).

Source performance over the first half of 2006 has been mediocre, as 2Q losses mostly offset a respectable 1Q advance. First half returns are 0.5%, comparing unfavorably to the benchmark Russell 2500 (+6.3%), but much closer to the indexes representing the market as a whole (S&P + 2.7%, Nasdaq down 1.5%). Over longer time periods, returns have been excellent.

	Periods Ended June 30, 2006
	First Half	One Year	Three Years*	Five Years*	Ten Years*
Source	0.5%	12.9%	19.5%	12.2%	15.3%
Russell 2500	6.3%	13.5%	19.2%	9.7%	11.1%
S&P 500	2.7%	8.6%	11.2%	2.5%	8.3%
Nasdaq	(1.5)%	5.6%	10.2%	0.1%	6.3%

*  Annualized Returns

We believe Polaris Industries is a company with a lot to offer the Source portfolio. We initiated our position in September 2005, and have increased it on stock price declines.

Some of Polaris's attractions to us include:

•  A long record of uninterrupted growth in sales and income

•  Very high returns on capital – return on equity exceeding 40% despite having very little debt

•  Leading market shares for its major products

•  Strong management, headed by CEO Tom Tiller (ex GE)

Polaris operates in three business segments. Its oldest business is snowmobiles – Polaris invented the snowmobile 50 years ago. The industry is centered in the upper Midwest and Canada and has been challenged by lack of snow in recent years. As a result, snowmobiles are now only about 10% of company revenue. Polaris is a strong #2 to Bombardier's Ski Doo brand, ahead of Arctic Cat and Yamaha.

Polaris's largest business is ATV's (All-Terrain Vehicles). This industry has grown steadily for over a decade and now totals over one million units annually ($6 billion), about three-quarters in the U.S., with most of the rest in Europe. Honda is the industry leader with a 30% market share followed by Polaris (20%) and the other Japanese power sports manufacturers (Yamaha, Suzuki and Kawasaki).

Polaris's newest business is motorcycles, which it entered in 1998, to give U.S. customers a domestic alternative to Harley-Davidson. Like Harley, Polaris manufactures cruisers and touring bikes, a $6 billion market worldwide. Polaris has only a 2% market share, far behind the leader Harley, but it is rapidly growing. The other major market segments, off- road and sport bikes, are dominated by Japanese and European manufacturers.

Polaris also has an attractive finance business, both dealer floor planning and retail credit, which earns it attractive returns with minimal credit risk. In 2005, the finance business contributed 20% of Polaris's profits.

Naturally, there is a number of both industry and Polaris-specific issues about which investors are presently worrying.

Snowmobile sales have been declining for 10 years, and are now 45% below their 1997 peak in the U.S. and down 35% worldwide. This has been driven by a series of poor snow years, but the possibility cannot be ignored that global warming, rather than normal weather fluctuations, may be the case.

On top of these industry issues, Polaris has added some problems of its own making, notably a series of engineering and manufacturing missteps which increased warranty costs, hurt its reputation with buyers, and alienated many dealers.

At this point it appears that quality issues have been resolved and excess dealer inventory levels reduced, but customer reputation may take some time to recover. Of course, none of this makes much difference if the snow doesn't fall.

The ATV market in the U.S. peaked in 2004 and, after growing at 15% annually for the prior decade, has declined modestly since then. Dealers are struggling with excess inventory levels, requiring manufacturers to reduce production and provide promotional support. High gas prices and a potential slowdown in consumer spending are not likely to be helpful. In addition, the market is starting to see an increased presence of cheap Chinese imports. So far these are only low-end products (power, durability), but this situation may change.

The U.S. industry may well have little growth ahead, though with the top three producers having a combined 70% market share, it could continue to have solid profitability.

In addition, Polaris is seeing excellent growth in two segments of the ATV market. First, Europe, where recent regulatory changes, permitting ATVs to drive on roads as well as off, have helped sales. Second, "utility vehicles", a type of ATV which looks more like a golf cart, in contrast to conventional ATVs which resemble a motorcycle with four big tires.

Polaris's greatest growth potential is in expanding its relatively modest, but rapidly growing, motorcycle business. This has more than tripled over the past five years and now is 6% of total sales, as Polaris has invested engineering and marketing resources in broadening and improving the product line, as well as upgrading the dealer network.

In a promising action, in mid-2005 Polaris bought a 25% interest in KTM, a major European motorcycle company, specializing in off-road bikes, with sales of $500 million, four times larger than Polaris's bike sales. The plan was to spend two years working on joint projects to see whether a full acquisition of KTM by Polaris would be likely to be successful. There are clearly many aspects of the business where the two firms are complementary, including product, distribution, and manufacturing.

Unfortunately, in a decision just announced in late July, the majority owners of KTM said they would not be selling the remaining 75% shares to Polaris. It appears that this is more reflective of a personal preference to remain independent than of a failure of the strategy or its execution. Regardless, it must be seen as an unfortunate delay, though not a fatal one, to the company's meeting its growth objectives.

Despite this recent news, we continue to have a positive view of the Polaris business and prospects. Selling at about 12x year 2006 earnings, with an unleveraged balance sheet, high return on capital, and strong market shares, we think Polaris offers a very good balance of risk and reward.

Respectfully submitted,

Eric S. Ende

President and
Chief Investment Officer

July 28, 2006

We were saddened by the death on June 9, 2006 of Wesley E. Bellwood, Director of Source Capital, Inc. since 1980.

The discussion of Company investments represents the views of the Company's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities. While the Company's managers believe that the Company's holdings are value stocks, there can be no assurance that others will consider them as such. Further, investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

The Russell 2000 Index is an unmanaged index comprised of the 2,000 smallest companies in the Russell 3000 Index. The Russell 2500 Index is an unmanaged index comprised of the 2,500 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The S&P 500 Index is an index of 500 companies with large market capitalization. The Dow Jones Industrial Average (DJIA) covers 30 major companies. The Lehman Brothers Government/Credit Index is a broad-based unmanaged index of all government and corporate bonds that are investment grade with at least one year to maturity. The Nasdaq Composite Index is a market capitalization index comprised of over 3,000 stocks.

FORWARD LOOKING STATEMENT DISCLOSURE

As managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on current management expectations, they are considered "forward-looking statements" which may or may not be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

PORTFOLIO OF INVESTMENTS

June 30, 2006

COMMON STOCKS	Shares	Value
BUSINESS SERVICES & SUPPLIES — 19.9%
Brady Corporation	345,500	$12,728,220
CDW Corporation	340,000	18,581,000
Charles River Laboratories International, Inc.*	443,000	16,302,400
CLARCOR Inc.	280,000	8,341,200
Copart, Inc.*	170,000	4,175,200
Invitrogen Corporation*	255,000	16,847,850
Manpower Inc.	300,000	19,380,000
ScanSource, Inc.*	850,000	24,922,000
		$121,277,870
PRODUCER DURABLE GOODS — 15.0%
Franklin Electric Co., Inc.	3,900	$201,396
Graco Inc.	495,000	22,760,100
HNI Corporation	300,000	13,605,000
IDEX Corporation	495,000	23,364,000
Oshkosh Truck Corporation	360,000	17,107,200
Zebra Technologies Corporation (Class A)*	419,900	14,343,784
		$91,381,480
ENERGY — 11.6%
Helix Energy Solutions Group, Inc.*	695,000	$28,050,200
Noble Corporation	460,000	34,233,200
Tidewater Inc.	175,000	8,610,000
		$70,893,400
RETAILING — 9.5%
CarMax, Inc.*	750,006	$26,595,213
O'Reilly Automotive, Inc.*	1,000,000	31,190,000
		$57,785,213
TECHNOLOGY — 8.9%
Cognex Corporation	665,000	$17,309,950
Microchip Technology Incorporated	310,000	10,400,500
Plantronics, Inc.	687,600	15,271,596
SanDisk Corporation*	225,000	11,470,500
		$54,452,546
HEALTH CARE — 8.1%
AmSurg Corporation*	320,500	$7,291,375
Bio-Rad Laboratories, Inc.*	200,300	13,007,482
Health Management Associates, Inc.	580,000	11,431,800
Lincare Holdings Inc.*	465,000	17,595,600
		$49,326,257
FINANCIAL — 6.4%
Brown & Brown, Inc.	580,000	$16,947,600
First American Corporation	235,000	9,933,450
Arthur J. Gallagher & Co.	360,000	9,122,400
North Fork Bancorporation	105,000	3,167,850
		$39,171,300
TRANSPORTATION — 4.2%
Heartland Express, Inc.	893,333	$15,981,727
Knight Transportation, Inc.	465,000	9,393,000
		$25,374,727
CONSUMER DURABLE GOODS — 3.7%
Briggs & Stratton Corporation	370,000	$11,510,700
Polaris Industries Inc.	255,000	11,041,500
		$22,552,200

PORTFOLIO OF INVESTMENTS

June 30, 2006

COMMON STOCKS (Continued)	Shares or Face Amount	Value
ENTERTAINMENT — 3.7%
Carnival Corporation	536,600	$22,397,684
TOTAL COMMON STOCKS — 91.0% (Cost $348,734,851)		$554,612,677
PREFERRED STOCKS — 1.8%
REAL ESTATE INVESTMENT TRUST
CBL & Associates Properties, Inc.	100,000	$2,525,000
Duke-Weeks Realty Corp. (Series B)	40,000	2,200,000
Pennsylvania Real Estate Investment Trust (Series A)	59,000	3,221,400
Prologis (Series G)	120,000	2,830,800
TOTAL PREFERRED STOCKS (Cost $10,179,446)		$10,777,200
CONVERTIBLE BONDS AND DEBENTURES
TECHNOLOGY — 1.0%
BEA Systems, Inc. — 4% 2006	$2,000,000	$1,985,000
International Rectifier Corp. — 4.25% 2007	2,000,000	1,980,000
LSI Logic Corporation — 4% 2006	2,000,000	1,986,250
TOTAL CONVERTIBLE BONDS AND DEBENTURES (Cost $5,810,000)		$5,951,250
NON-CONVERTIBLE BONDS AND DEBENTURES
CORPORATE — 4.1%
Central Garden & Pet Company — 9.125 2013	$3,000,000	$3,075,000
Host Marriott Corporation — 9.25% 2007	2,000,000	2,070,000
JLG Industries, Inc. — 8.25% 2008	2,000,000	2,071,000
Manitowoc Company, Inc., The — 10.5% 2012	1,300,000	1,408,875
Metaldyne Corporation — 11% 2012	2,000,000	1,680,000
OM Group, Inc. — 9.25% 2011	4,000,000	4,120,000
Orbital Sciences Corporation — 9% 2011	3,000,000	3,142,500
PolyOne Corporation — 10.625% 2010	950,000	1,018,875
Realty Income Corporation — 8.25% 2008	2,000,000	2,100,800
Unisys Corporation — 7.875% 2008	1,500,000	1,503,750
Windmere Durable Holdings Inc. — 10% 2008	3,000,000	2,902,500
		$25,093,300
U.S. GOVERNMENT AND AGENCIES — 0.0%
Federal Home Loan Mortgage Corporation — 6.5% 2023 (Interest Only)	$38,316	$2,205
Government National Mortgage Association (Mobile Home) — 9.75% 2010	203,339	214,396
		$216,601
TOTAL NON-COVERTIBLE BONDS AND DEBENTURES — 4.1% (Cost $25,245,817)		$25,309,901
TOTAL INVESTMENT SECURITIES — 97.9% (Cost $389,970,114)		$596,651,028
SHORT-TERM INVESTMENT — 1.8% (Cost $11,218,733)
Short-term Corporate Note: Rabobank USA Financial Corporation — 5.24% 07/03/06	$11,222,000	$11,218,733
TOTAL INVESTMENTS — 99.7% (Cost $401,188,847)		$607,869,761
Other assets and liabilities, net — 0.3%		1,520,045
TOTAL NET ASSETS — 100.0%		$609,389,806

*  Non-income producing securities

See notes to financial statements.

PORTFOLIO SUMMARY

June 30, 2006

Common Stocks		91.0%
Business Services & Supplies	19.9%
Producer Durable Goods	15.0%
Energy	11.6%
Retailing	9.5%
Technology	8.9%
Healthcare	8.1%
Financial	6.4%
Transportation	4.2%
Consumer Durable Goods	3.7%
Entertainment	3.7%
Preferred Stocks		1.8%
Convertible Bonds and Debentures		1.0%
Non-Convertible Bonds and Debentures		4.1%
Short-Term Investments		1.8%
Other		0.3%
Total Net Assets		100.0%

MAJOR PORTFOLIO CHANGES

Quarter Ended June 30, 2006

	Shares or Face Amount
NET PURCHASES
Common Stocks
Brady Corporation	65,500	shs.
CLARCOR Inc. (1)	280,000	shs.
Cognex Corporation	47,800	shs.
Copart, Inc.	153,700	shs.
HNI Corporation	30,000	shs.
Invitrogen Corporation	42,500	shs.
Knight Transportation, Inc.	210,000	shs.
Microchip Technology Incorporated	40,000	shs.
Polaris Industries, Inc.	80,000	shs.
Zebra Technologies Corporation (Class A)	54,900	shs.
Non-Convertible Security
Central Garden & Pet Company — 9.125% 2013	$1,000,000
NET SALES
Common Stocks
Arthur J. Gallagher & Co.	80,000	shs.
North Fork Bancorporation	577,500	shs.
SanDisk Corporation	25,000	shs.
Tidewater Inc.	25,000	shs.
Non-Convertible Security
HMH Properties, Inc. — 7.875% 2008 (2)	$1,338,000
Convertible Security
Pegasus Solutions, Inc. — 3.875% 2023 (2)	$2,000,000

(1)  Indicates new commitment to portfolio

(2)  Indicates elimination from portfolio

STATEMENT OF ASSETS AND LIABILITIES

	June 30, 2006
ASSETS
Investments at value:
Investment securities — at market value (cost $389,970,114) — Note A	$596,651,028
Short-term investments — at cost plus interest earned (maturities 60 days or less) — Note A	11,218,733	$607,869,761
Cash		597
Receivable for:
Investment securities sold	$1,515,453
Accrued interest and dividends	802,698	2,318,151
		$610,188,509
LIABILITIES
Payable for:
Advisory fees	$349,228
Accrued dividends — Preferred Stock	196,921
Investment securities purchased	185,054
Accrued expenses	67,500	798,703
TOTAL NET ASSETS — June 30, 2006		$609,389,806
Assets applicable to Preferred Stock at a liquidation preference of $27.50 per share (asset coverage 1,125%) — Note B		$54,153,330
Net assets applicable to Common Stock — $65.19 per share		$555,236,476
SUMMARY OF SHAREHOLDERS' EQUITY
$2.40 Cumulative Preferred Stock — par value $3 per share; authorized 3,000,000 shares; outstanding 1,969,212 shares — Note B		$5,907,636
Common Stock — par value $1 per share; authorized 12,000,000 shares; outstanding 8,517,000 shares — Note B		8,517,000
Additional Paid-in Capital		359,624,135
Undistributed net investment income		2,207,906
Undistributed net realized gain on investments		26,452,215
Unrealized appreciation of investments		206,680,914
TOTAL NET ASSETS — June 30, 2006		$609,389,806

See notes to financial statements.

STATEMENT OF OPERATIONS

For the six months ended June 30, 2006

INVESTMENT INCOME
Income:
Dividends		$2,966,318
Interest		1,889,668
		$4,855,986
Expenses — Note C:
Advisory fees	$2,203,738
Transfer agent fees and expenses	148,140
Directors' fees and expenses	62,587
Reports to shareholders	54,718
Legal and auditing fees	44,561
Taxes, other than federal income tax	38,325
Registration and filing fees	30,049
Custodian fees and expenses	28,048
Insurance	22,806
Other expenses	15,108	2,648,080
Net investment income — Note A		$2,207,906
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Realized gain on investments:
Proceeds from sale of investment securities
(Excluding short-term investments with maturities of 60 days or less)	$65,223,980
Cost of investment securities sold	41,842,107
Net realized gain on investments — Notes A and D		$23,381,873
Change in unrealized appreciation of investments:
Unrealized appreciation at beginning of period	$226,697,120
Unrealized appreciation at end of period	206,680,914
Change in unrealized appreciation of investments		(20,016,206)
Net realized and unrealized gain on investments		$3,365,667
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$5,573,573

See notes to financial statements.

STATEMENT OF CHANGES IN TOTAL NET ASSETS

	For the six months ended June 30, 2006		For the year ended December 31, 2005
INCREASE (DECREASE) IN TOTAL NET ASSETS
Operations:
Net investment income	$2,207,906		$3,556,574
Net realized gain on investments — Notes A and D	23,381,873		69,253,143
Change in unrealized appreciation of investments	(20,016,206)		7,556,899
Increase in total net assets resulting from operations		$5,573,573		$80,366,616
Distributions to Preferred shareholders:
From net investment income	—		$(3,771,381)
From net realized capital gains	$(2,363,054)	(2,363,054)	(954,728)	(4,726,109)
Distributions to Common shareholders from net realized capital gains — Note A		(16,965,328)		(45,901,288)
Proceeds from shares issued for distributions reinvested by shareholders — Note B		3,171,584		8,505,168
Increase (decrease) in total net assets		$(10,583,225)		$38,244,387
TOTAL NET ASSETS
Beginning of period		619,973,031		581,728,644
End of period		$609,389,806		$619,973,031

See notes to financial statements.

FINANCIAL HIGHLIGHTS

Selected data for a share of Common Stock outstanding throughout each period

	Six months ended June 30,		Year ended December 31,
	2006		2005	2004	2003	2002	2001
Per share operating performance:
Net asset value at beginning of period	$66.79		$63.20	$56.62	$41.90	$55.45	$48.62
Income from investment operations:
Net investment income	$0.26		$0.42	$0.45	$0.41	$0.49	$0.54
Net realized and unrealized gain (loss) on investment securities	0.40		9.16	10.65	18.36	(8.97)	11.40
Total from investment operations	$0.66		$9.58	$11.10	$18.77	$(8.48)	$11.94
Distributions to Preferred shareholders:
From net investment income	—		$(0.45)	$(0.43)	$(0.51)	$(0.49)	$(0.59)
From net realized gains	$(0.28)		(0.11)	(0.14)	(0.06)	(0.10)	—
Distributions to Common shareholders:
From net investment income	—		—	—	—	—	(0.30)
From net realized gains	(2.00)		(5.47)	(4.00)	(3.50)	(4.60)	(4.30)
Total distributions	$(2.28)		$(6.03)	$(4.57)	$(4.07)	$(5.19)	$(5.19)
Effect of shares issued for distributions reinvested by shareholders	$0.02		$0.04	$0.05	$0.02	$0.12	$0.08
Net asset value at end of period	$65.19		$66.79	$63.20	$56.62	$41.90	$55.45
Per share market price at end of period	$72.31		$73.75	$71.54	$59.38	$52.85	$61.02
Total investment return(1)	0.9%		11.5%	28.4%	20.6%	(6.2)%	26.0%
Net asset value total return(2)	0.5%		14.9%	19.5%	45.7%	(17.1)%	24.7%
Supplemental data:
Total net assets at end of period (in thousands)	$609,390		$619,973	$581,729	$521,249	$395,176	$498,726
Ratios based on average net assets applicable to
Common Stock:
Expenses	0.90	%(3)	0.91%	0.95%	0.99%	0.99%	0.97%
Net income	0.75	%(3)	0.66%	0.77%	0.85%	0.99%	1.07%
Ratios based on average total net assets:
Expenses	0.83	%(3)	0.83%	0.85%	0.87%	0.87%	0.85%
Net income	0.69	%(3)	0.60%	0.69%	0.75%	0.87%	0.95%
Portfolio turnover rate	21.15	%(3)	22.92%	22.86%	18.43%	16.62%	25.13%
Preferred Stock:
Total shares outstanding(4)	1,969,212		1,969,212	1,969,212	1,969,212	1,969,212	1,969,212
Asset coverage per share(4)	$309.46		$314.83	$295.41	$264.70	$200.68	$253.26
Involuntary liquidation preference per share	$27.50		$27.50	$27.50	$27.50	$27.50	$27.50
Average market price per share(5)	$32.69		$34.21	$34.04	$31.87	$31.15	$30.05

(1)  Based on market value per share, adjusted for reinvestment of distributions

(2)  Based on net asset value per share, adjusted for reinvestment of distributions

(3)  Annualized

(4)  Information shown as of the end of the period

(5)  The average of all month-end market prices during each period

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

June 30, 2006

NOTE A—Significant Accounting Policies

The Company is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The investment objective of the Company is to seek maximum total return for Common shareholders from both capital appreciation and investment income to the extent consistent with protection of invested capital and provision of sufficient income to meet the dividend requirements of Preferred shareholders. The significant accounting policies followed by the Company in the preparation of its financial statements include the following:

1. SECURITIES VALUATION—Securities, including any outstanding written call options, listed or traded on a national securities exchange are valued at the last sale price. Securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. If there was not a sale that day, securities are valued at the mean between the most recent bid and asked prices. Securities that are unlisted and debt and convertible securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value, in the judgment of the Company's officers, are valued at the mean between the most recent bid and asked prices or other ascertainable market value. Short-term investments with maturities of 60 days or less are valued at cost plus interest earned, which approximates market value. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors.

2. FEDERAL INCOME TAX—No provision for federal taxes is considered necessary because the Company has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year all of its taxable net investment income and taxable net realized gain on investments to its shareholders in accordance with the minimum distribution requirements of the Code.

3. USE OF ESTIMATES—The preparation of the financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

4. OTHER—Securities transactions are accounted for on the date securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Dividends payable by the Company on the Preferred Stock are recorded on an accrual basis and distributions payable on the Common Stock are recorded on the ex-dividend date. The distribution allocation at June 30, 2006, is preliminary and may be revised based on operating results for the entire year. The ratios of expenses and net income to average net assets do not reflect the effect of payments to Preferred shareholders.

NOTE B—Capital Stock

The Preferred Stock is entitled in liquidation to $27.50 per share plus accrued dividends and may be called for redemption, at the discretion of the Company, at $27.50 per share plus accrued dividends. Dividends may not be declared on the Common Stock if Preferred dividends are in arrears or if the Preferred Stock would not thereafter have an asset coverage of 200% or more. At June 30, 2006, the asset coverage of the Preferred Stock was 1,125%.

The Company issued 45,182 shares of Common Stock under its Reinvestment Plan for Common and Preferred shareholders during the six months ended June 30, 2006.

NOTE C—Advisory Fees and Other Affiliated Transactions

Pursuant to an investment advisory agreement, the Company pays First Pacific Advisors, Inc. ("Investment Adviser"), monthly investment advisory fees calculated at an annual rate of 0.725% for the first $100 million of total net assets, 0.700% for the next $100 million of total net assets, and 0.675% for any total net assets in excess of $200 million. The Agreement obligates the Investment Adviser to reduce its fee to the extent necessary to reimburse the Company for any annual expenses (exclusive of interest, taxes, the cost of any supplementary statistical and research information, legal expenses related to portfolio securities, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average total net assets of the Company for the year.

The investment advisory agreement provides that it may be renewed from year to year by (i) the Board of Directors of the Company or by the vote of a majority (as defined in the Investment Company Act of 1940) of the outstanding voting securities of the Company, and (ii) by the vote of a majority of Directors who are not interested persons (as defined in the 1940 Act) of the Company or of the Investment Adviser cast in person at a meeting called for the purpose of voting on such approval. At a meeting of the Board of Directors held on February 6, 2006, the continuance of the advisory agreement through April 30, 2007, was approved by the Board of Directors and by a majority of the Directors who are not interested persons of the Company or of the Investment Adviser. A new investment advisory agreement between the Company and Resolute, LLC ("Resolute") was also approved at that same meeting by the Board of Directors and by a majority of the Directors who are not interested persons of the Company, the Investment Adviser, or Resolute. Resolute was created by the principals and key investment professionals of the Company's current Investment Adviser. Resolute has exercised its option to purchase, among other things, the operating assets and name of the Investment Adviser. This purchase is expected to take effect on or about October 1, 2006, and the new investment advisory agreement would take effect at that time. This new investment advisory agreement is identical to the Company's current investment advisory agreement. At the annual meeting of shareholders held on May 25, 2006, the shareholders of the Company approved the continuance of the current agreement and the new agreement.

In determining whether to renew the current advisory agreement and approve the new agreement with Resolute, those Company Directors who are not interested persons of the Company, the Investment Adviser or Resolute met separately to evaluate information provided by the Investment Adviser in accordance with the 1940 Act and to determine their recommendation to the full Board of Directors. The Directors considered a variety of factors, including the quality of advisory, management, and accounting services provided to the Company, the fees and expenses borne by the Company, the profitability of the Investment Adviser, and the investment performance of the Company as well as the performance of a peer group of investment companies. The Company's advisory fee and expense ratio was also considered in light of the advisory fees and expense ratios of a peer group of investment companies. The Directors noted the Company's superior investment results and the quality and depth of the Investment Adviser and its investment and administrative personnel. The Directors also took into consideration the benefits derived by the Investment Adviser from arrangements under which it receives research services from brokers to whom the Company's brokerage transactions are allocated. Based upon its consideration of these and other relevant factors, the Directors concluded that the advisory fees and other expenses paid the Company are fair and shareholders have received reasonable value in return for such fees and expenses. Thus, the Directors recommended that shareholders approve the continuance of the current advisory agreement and approve the new agreement with Resolute to take effect on or about October 1, 2006.

For the six months ended June 30, 2006, the Company paid aggregate fees of $62,500 to all Directors who are not interested persons of the Investment Adviser. The Officers of the Company are also officers of the Investment Adviser.

NOTE D—Purchases and Sales of Securities

Cost of purchases of investment securities (excluding short-term corporate notes with maturities of 60 days or less) aggregated $47,710,609 for the six months ended June 30, 2006. Cost of investment securities owned at June 30, 2006, was the same for federal income tax and financial reporting purposes. Gains and losses are based on the specific certificate identification method. Gross unrealized appreciation and depreciation for all investments at June 30, 2006, for federal income tax purposes was $221,578,765 and $14,897,851, respectively, with total net unrealized appreciation of $206,680,914.

RESULTS OF ANNUAL MEETING

Following is a list of matters voted upon and the results of those votes cast at the annual meeting of shareholders held May 25, 2006:

1.  With respect to the election of four directors by the holders of Common Stock, $1.00 par value, and election of two directors by the holders of $2.40 Cumulative Preferred Stock, $3.00 par value:

	Votes For	Votes Withheld
Common
Eric S. Ende	5,322,267	68,338
Thomas P. Merrick	5,324,413	68,338
David Rees	5,320,507	68,338
Lawrence J. Sheehan	5,312,781	68,338
Preferred
Willard H. Altman, Jr.	1,274,281	15,495
Paul G. Schloemer	1,273,849	15,495

2.  With respect to continuation of the Investment Advisory Agreement, a total of 6,520,861 shares voted for, 56,819 shares voted against, and 100,210 shares abstained.

3.  With respect to a new Investment Advisory Agreement with Resolute, LLC, to take effect on or about October 1, 2006, a total of 4,833,795 shares voted for, 110,814 shares voted against, and 157,346 shares abstained. This does not include broker non-votes of 1,575,935 or 23.6% of the quorum.

INVESTMENT ADVISER

First Pacific Advisors, Inc.

11400 West Olympic Blvd., Suite 1200

Los Angeles, California 90064-1550

(800) 982-4372 or (310) 473-0225

CUSTODIAN

State Street Bank and Trust Company

Boston, Massachusetts

LEGAL COUNSEL

O'Melveny & Myers LLP

Los Angeles, California

INDEPENDENT AUDITORS

Deloitte & Touche LLP

Los Angeles, California

TRANSFER AGENT, SHAREHOLDER SERVICE AGENT AND REGISTRAR

Mellon Investor Services LLC

480 Washington Boulevard

Jersey City, NJ 07310

(800) 279-1241 or (201) 329-8660

www.melloninvestor.com

STOCK EXCHANGE LISTING

New York Stock Exchange:

Symbols: SOR  Common Stock
SOR+ Preferred Stock

DIRECTORS AND OFFICERS

Name, Age & Address	Position(s) with Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships
Willard H. Altman, Jr. - (70)*	Director	Term: 1 Year Time Served: 8 Years	Retired. Formerly, until 1995, Partner of Ernst & Young LLP, a public accounting firm.	6

Thomas P. Merrick - (69)*	Director	Term: 1 Year Time Served: <1 Year	Private consultant. President of Strategic Planning Consultants for more than the past five years. Former Executive Committee member and Vice President of Fluor Corporation, responsible for strategic planning, from 1984 to 1998.	1

David Rees - (82)*	Director	Term: 1 Year Time Served: 38 Years	Private investor. Formerly President and Chief Executive Officer of the International Institute of Los Angeles. Formerly, until 1995, the Senior Editor of Los Angeles Business Journal.	1	International Institute of Los Angeles

Paul G. Schloemer - (77)*	Director	Term: 1 Year Time Served: 7 Years	Retired. Formerly President and Chief Executive Officer (1984-1993) of Parker Hannifin Corporation.	1

Lawrence J. Sheehan - (73)*	Director	Term: 1 Year Time Served: 15 Years	Retired. Formerly partner (1969 to 1994) and of counsel employee (1994 to 2002) of the law firm of O'Melveny & Myers LLP.	6

Eric S. Ende - (61)	Director President & Chief Investment Officer	Term: 1 Year Time Served: 6 Years	Senior Vice President of the Adviser.	3

Steven R. Geist - (52)	Senior Vice President & Fixed-Income Manager	Time Served: 10 Years	Vice President of the Adviser.

J. Richard Atwood - (46)	Treasurer	Time Served: 9 Years	Principal and Chief Operating Officer of the Adviser. President of FPA Fund Distributors, Inc.		First Pacific Advisors, Inc., and FPA Fund Distributors, Inc.

Sherry Sasaki - (51)	Secretary	Time Served: 24 Years	Assistant Vice President and Secretary of the Adviser and Secretary of FPA Fund Distributors, Inc.

Christopher H. Thomas - (49)	Chief Compliance Officer	Time Served: 11 Years	Vice President and Chief Compliance Officer of the Adviser and Vice President of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

E. Lake Setzler III - (39)	Assistant Treasurer	Term: 1 Year Time Served: <1Year	Vice President and Controller of the Adviser since 2005. Formerly Chief Operating Officer of Inflective Asset Management, LLC (2004-2005) and Vice President of Transamerica Investment Management, LLC (2000-2004).

Each of the above individuals can be contacted at 11400 W. Olympic Blvd., Suite 1200, Los Angeles, CA, 90064.

*  Audit committee member

Mr. Altman serves as a member of the audit committee of five open-end investment companies managed by First Pacific Advisors, Inc. ("FPA"), the Company's investment adviser. Mr. Sheehan also serves as a member of the audit committee of five open-end investment companies managed by FPA. The Company's Board of Directors has considered the matter of their simultaneous service and determined that serving simultaneously as a member of these audit committees does not impair their ability to serve as a member of the Audit Committee of the Company.

The Company's schedule of portfolio holdings, filed the first and third quarter on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling 1-202-942-8090. To obtain information on Form N-Q from the Company, shareholders can call 1-800-982-4372.

The Company's complete proxy voting record for the 12 months ended June 30, 2006, is available without charge, upon request, by calling 1-800-982-4372 and on the SEC's website at www.sec.gov.

The Company's Audit Committee Charter is available on its website, www.fpafunds.com, and is available without charge, upon request, by calling 1-800-982-4372. The Company's Annual CEO Certification as required by the NYSE's Corporate Governance listing standards for the fiscal year ended December 31, 2005 was submitted to the NYSE on June 6, 2006.

PRESORTED

STANDARD

U.S. POSTAGE

PAID

MIS

11787

SOURCE CAPITAL, INC.

11400 West Olympic Boulevard, Suite 1200

Los Angeles, California 90064-1550

SOURCE CAPITAL, INC.

11400 West Olympic Boulevard, Suite 1200

Los Angeles, California 90064-1550

Item 2.	Code of Ethics. Not Applicable.

Item 3.	Audit Committee Financial Expert. Not Applicable.

Item 4.	Principal Accountant Fees and Services. Not Applicable.

Item 5.	Audit Committee of Listed Registrants. Not Applicable.

Item 6.	Schedule of Investments. The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. Not Applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders. There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.	Exhibits.

	(a)(1)	Code of ethics as applies to the registrant’s officers and directors, as required to be disclosed under Item 2 of Form N-CSR. Not Applicable.

	(a)(2)	Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940. Attached hereto.

	(a)(3)	Not Applicable

	(b)	Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940. Attached hereto.

SIGNATURES

Pursuant to the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SOURCE CAPITAL, INC.

By:	/s/ ERIC S. ENDE
Eric S. Ende, President

Date: September 1, 2006

Pursuant to the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SOURCE CAPITAL, INC.

By:	/s/ J. RICHARD ATWOOD
J. Richard Atwood, Treasurer

Date: September 1, 2006